UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2022

Mass Megawatts Wind Power Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	000- 32465	04-3402789
(State of Incorporation)	(Commission File Number)	( IRS Employer Identification Number)

100 Boston Turnpike Ste. J9B #290 Shrewsbury, MA 01545

(Address of principal executive offices) (Zip Code)

(508) 942-3531

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol
Common Stock, no par value	MMMW

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

Mass Megawatts Wind Power, Inc. (the “Corporation”) recently conducted a selection process for determining the Corporation’s independent auditors for the fiscal year ended April 30,2022. As a result of this process, Malone Bailey was dismissed as the Corporation’s independent auditors on June 16,2022.

During the Company’s fiscal years ended April 30, 2021 and 2020, and the subsequent period through the date of this Current Report on Form 8-K, there were no disagreements between the Mass Megawatts Wind Power, Inc. and MaloneBailey, the Corporation’s auditors performing the audit during the period, on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of MaloneBailey, would have caused MaloneBailey to make reference to the subject matter of the disagreement(s) in connection with its report. During the Company’s fiscal years ended April 30,2021 and 2020, and the subsequent period through the date of this Current Report on Form 8-K, MaloneBailey did not advise us of any matter specified in Item 304(a)(1)(v) of Regulation S-K.

The audit report of MaloneBailey on the financial statements of the Company as of April 30, 2021 and 2020, and for each of the years then ended, did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. Those reports did, however, contain an emphasis paragraph relating to the substantial doubt about the Company’s ability to continue as a going concern.

The Company has provided MaloneBailey, a copy of the disclosures in this Form 8-K and has requested that MaloneBailey furnish it with a correspondence addressed to the Securities and Exchange Commission stating whether MaloneBailey agrees with the Company’s statements in this Item 4.01. A copy of the letter dated June 10, 2022, was furnished by MaloneBailey in response to that request. Exhibit 16 of Item 9.01 to this Current Report on Form 8-K is a copy of the letter.

On June 16,2022, the Corporation’s Board of Directors engaged the accounting firm of L& L, CPAs P.A. as the Corporation’s independent registered public accounting firm for and with respect to the year ended April 30, 2022. Management has not consulted with L&L, CPAs, P.A. on any accounting, auditing, or reporting matter at any time in the past.

Item 9.01 Financial Statements and Exhibits.

Exhibit 16	Letter from MaloneBailey, addressed to the Securities and Exchange Commission regarding its agreement to the statements made herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be Signed on its behalf by the undersigned hereunto duly authorized.

/s/ Jonathan Ricker
Chief Executive Officer
Mass Megawatts Wind Power, Inc.

Date: June 21, 2022